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                        VAN KAMPEN EMERGING MARKETS FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 -- DECEMBER 31, 2009

                                                                  Amount of     % of     % of
                                       Offering       Total        Shares     Offering   Funds
    Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased   Total
   Purchased     Trade Date  Offering   Shares      Offering       By Fund    By Fund   Assets       Brokers        Purchased From
---------------  ----------  --------  --------  --------------  ----------  ---------  ------   ---------------  ------------------
 Induslnd Bank    08/12//09      -       $87.50  $   54,897,140    $446,100    0.813%    0.230%  Morgan           IDFC - SSKI
     Ltd.                                   INR                                                  Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 IDFC - SSKI
                                                                                                 Limited

Sinopharm Group   09/17/09       -       $16.00  $  545,679,150     $50,000    1.720%     0.30%  China            Goldman Sachs
   Co., Ltd.                                HKD                                                  International
                                                                                                 Capital
                                                                                                 Corporation
                                                                                                 Hong Kong
                                                                                                 Securities
                                                                                                 Limited, UBS
                                                                                                 AG, Hong Kong
                                                                                                 Branch,
                                                                                                 Morgan
                                                                                                 Stanley Asia
                                                                                                 Limited,
                                                                                                 Citigroup
                                                                                                 Global
                                                                                                 Markets Asia
                                                                                                 Limited,
                                                                                                 Deutsche Bank
                                                                                                 AG, Hong Kong
                                                                                                 Branch, BOCOM
                                                                                                 International
                                                                                                 Securities
                                                                                                 Limited,
                                                                                                 China
                                                                                                 Merchants
                                                                                                 Securities
                                                                                                 (HK)

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
                                                                                                 Co.,
                                                                                                 Limited,
                                                                                                 Daiwa
                                                                                                 Securities
                                                                                                 SMBC Hong
                                                                                                 Kong Limited,
                                                                                                 First
                                                                                                 Shanghai
                                                                                                 Securities
                                                                                                 Limited,
                                                                                                 Kingway
                                                                                                 Financial
                                                                                                 Services
                                                                                                 Group
                                                                                                 Limited,
                                                                                                 Shenyin
                                                                                                 Wanguo
                                                                                                 Capital
                                                                                                 (H.K.) Limited

China Resources   09/25/09       -        $3.80  $1,638,000,000    $206,000    1.720%     0.30%  Credit           Credit Suisse
     Cement                                HKD                                                   Suisse,
                                                                                                 Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated

Wynn Macau Ltd.   09/30/09       -       $10.08  $1,250,000,000    $541,600    0.043%     0.19%  J.P. Morgan,     UBS Securities
                                            HKD                                                  Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 UBS
                                                                                                 Securities,
                                                                                                 BofA Merrill
                                                                                                 Lynch,
                                                                                                 Deutsche
                                                                                                 Bank, ABN
                                                                                                 AMRO, BNP
                                                                                                 Paribas,
                                                                                                 CLSA, Guoco
                                                                                                 Capital
                                                                                                 Limited

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
 China Pacific    12/17/09       -       $28.00  $  861,300,150    $527,000    0.061%     0.47%  UBS AG, Hong     UBS Securities
   Insurance                                HKD                                                  Kong Branch,
                                                                                                 Credit Suisse
                                                                                                 (Hong Kong)
                                                                                                 Limited,
                                                                                                 China
                                                                                                 International
                                                                                                 Capital
                                                                                                 Corporation
                                                                                                 Hong Kong
                                                                                                 Securities
                                                                                                 Limited,
                                                                                                 Goldman Sachs
                                                                                                 (Asia)
                                                                                                 L.L.C., BOCOM
                                                                                                 International
                                                                                                 Securities
                                                                                                 Limited, Hai
                                                                                                 Tong
                                                                                                 Securities
                                                                                                 (HK)
                                                                                                 Brokerage
                                                                                                 Limited,
                                                                                                 Shenyin
                                                                                                 Wanguo
                                                                                                 Capital
                                                                                                 (H.K.)
                                                                                                 Limited,
                                                                                                 Guotai Junan
                                                                                                 Securities
                                                                                                 (Hong Kong)
                                                                                                 Limited